Exhibit 21.1

                        SUBSIDIARIES AND RESTRICTED AFFILIATES OF THE REGISTRANT

 I.  UIH EUROPE, INC. AND COMPANIES HELD THROUGH UIH EUROPE, INC.
     A.  SUBSIDIARIES                                                                   JURISDICTION

         Belmarken Holding B.V.                                                         Netherlands
         Cable Network Brabant Holding B.V.                                             Netherlands
         Cable Network Zuid-Oost Brabant Holding B.V.                                   Netherlands
         Cable Networks Austria Holding B.V.                                            Netherlands
         Cable Networks Netherlands Holding B.V.                                        Netherlands
         Control Cable Ventures SRL                                                     Romania
         Janco Multicom A/S                                                             Norway
         Kabel Net Brno A.S.                                                            Czech Republic
         Kabel Net Holding A.S.                                                         Czech Republic
         Kabeltel s.r.o.                                                                Slovak Republic
         Kabeltelevisie Eindhoven N.V.                                                  Netherlands
         Kabeltelevisie Son en Breugel B.V.                                             Netherlands
         MediaReseaux Marne S.A.                                                        France
         MediaReseaux S.A.                                                              France
         Multicanal Holdings SRL                                                        Romania
         Radio Public N.V./S.A.                                                         Belgium
         Slovatel s.r.o                                                                 Slovakia
         Telekabel Graz GmbH                                                            Austria
         Telekabel Klagenfurt GmbH                                                      Austria
         Telekabel Wien GmbH                                                            Austria
         Telekabel-Fernsehnetz Region Baden Betriebs-GmbH                               Austria
         Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs-GmbH                Austria
         Trnavatel s.r.o.                                                               Slovakia
         UIH Europe, Inc.                                                               Delaware
         UIH Israel, Inc.                                                               Colorado
         UIH Romania, Inc.                                                              Colorado
         UIH Romania Ventures, Inc.                                                     Delaware
         United Pan-Europe Communications N.V.                                          Netherlands

     B.  RESTRICTED AFFILIATES

         Ceska Programova Spolecnost s.r.o.                                             Czech Republic

 II. UIPI AND COMPANIES HELD THROUGH UIPI

     A.  SUBSIDIARIES

         Auldana Beach Pty Ltd.                                                         Australia
         Austar Entertainment Pty Ltd.                                                  Australia
         Austar Retail Pty Ltd.                                                         Australia
         Austar Satellite Pty Ltd.                                                      Australia
         Austar Services Pty Ltd.                                                       Australia
         Cable Star S.A.                                                                Peru
         Carryton Pty Ltd.                                                              Australia
         CTV Pty Ltd.                                                                   Australia
         Dovevale Pty Ltd.                                                              Australia
         Grovern Pty Ltd.                                                               Australia
         Jacolyn Pty Ltd.                                                               Australia
         Keansburg Pty Ltd.                                                             Australia
         Kidillia Pty Ltd.                                                              Australia
         Lystervale Pty Ltd.                                                            Australia
         Maxi-Vu Pty Ltd.                                                               Australia
         Minorite Pty Ltd.                                                              Australia
         Orloff Pty Ltd.                                                                Australia
         Palara Vale Pty Ltd.                                                           Australia
         Plator Holding B.V.                                                            Netherlands
         Saturn Communications Limited                                                  New Zealand
         Selectra Pty Ltd.                                                              Australia
         STV Pty Limited                                                                South Australia
         T.V. Cable, S.R. Ltda.                                                         Peru
         Tara Television Limited                                                        Ireland
         Tara Television Global Ltd.                                                    England
         Tara Television (UK) Limited                                                   England
         UIH Argentina, Inc.                                                            Colorado
         UIH Asia Investment Co.                                                        Colorado
         UIH Asia, Ltd.                                                                 Colorado
         UIH Asia/Pacific, Inc.                                                         Colorado
         UIH Asia/Pacific Communications, Inc.                                          Delaware
         UIH Austar, Inc.                                                               Colorado
         UIH Austar Transponder, Inc.                                                   Colorado
         UIH Australia Holdings, Inc.                                                   Colorado
         UIH Australia/Pacific Finance, Inc.                                            Colorado
         UIH Australia/Pacific, Inc.                                                    Colorado

                                       Exhibit 21.1

            SUBSIDIARIES AND RESTRICTED AFFILIATES OF THE REGISTRANT (Continued)

         UIH Brazil, Inc.                                                               Colorado
         UIH Chile, Inc.                                                                Colorado
         UIH China Holdings, Inc.                                                       Colorado
         UIH CUPV Holdings, Inc.                                                        Colorado
         UIH do Brasil Tecnologia Ltda.                                                 Brazil
         UIH ECT Holdings, Inc.                                                         Colorado
         UIH El Salvador, Inc.                                                          Colorado
         UIH GTS, Inc.                                                                  Colorado
         UIH Hunan, Inc.                                                                Colorado
         UIH Hungary, Inc.                                                              Colorado
         UIH Iberian Programming, Inc.                                                  Colorado
         UIH Latin America, Inc.                                                        Colorado
         UIH Latin America Programming, Inc.                                            Colorado
         UIH Management, Inc.                                                           Colorado
         UIH Mexico, Inc.                                                               Colorado
         UIH Mexico Resources, Inc.                                                     Colorado
         UIH Mexico Ventures, Inc.                                                      Colorado
         UIH Middle East, Inc.                                                          Colorado
         UIH New Zealand Holdings, Inc.                                                 Colorado
         UIH Peru, Inc.                                                                 Colorado
         UIH Peru, S.A.                                                                 Peru
         UIH Philippines Holdings, Inc.                                                 Colorado
         UIH Programming, Inc.                                                          Colorado
         UIH Programming-Malta Ltd.                                                     England
         UIH-SFCC Holdings, L.P.                                                        Colorado
         UIH-SFCC II, Inc.                                                              Colorado
         UIH-SFCC L.P.                                                                  Colorado
         UIH Taiwan, Inc.                                                               Colorado
         UIH U.K. Programming, Inc.                                                     Colorado
         UIH UK, Inc.                                                                   Colorado
         UIH Venezuela, Inc.                                                            Colorado
         UIH XYZ Holdings, Inc.                                                         Colorado
         UIHLA Holdings, Inc.                                                           Colorado
         UIHLA Management, Inc.                                                         Colorado
         UIHLA Ventures, Inc.                                                           Grand Cayman
         United International Holdings Argentina, S.A.                                  Argentina
         United International Properties, Inc.                                          Colorado
         United Wireless, Inc.                                                          Colorado
         United Wireless Pty Limited                                                    Australia
         Vermint Grove Pty Ltd.                                                         Australia
         Vinatech Pty Ltd.                                                              Australia
         Windytide Pty Ltd.                                                             Australia
         Xtek Bay Pty Ltd.                                                              Australia
         Yanover Pty Ltd.                                                               Australia

     B.  RESTRICTED AFFILIATES

         Cablevision S.A.                                                               Chile
         Century United Programming Ventures Pty Limited                                Australia
         Chippawa Pty Ltd.                                                              Australia
         Cuernamu, S.A. De C.V.                                                         Mexico
         Grupa Telecable de Mexico, S.A. de C.V.                                        Mexico
         Hunan International Telecommunications Company Limited                         China
         Ibercom, Inc.                                                                  Delaware
         Iberian Programming Services C.V.                                              Netherlands
         Ilona Investments Pty Ltd.                                                     Australia
         Inversiones UIH Latin America Limitada                                         Chile
         MCG Management, Inc.                                                           Nebraska
         Megacomm M. Servicios, S.A. de C.V.                                            Mexico
         Monor Telfon Tarasag Rt.                                                       Hungary
         Monor Communications Group, Inc.                                               Delaware
         Multicanel TPS, S.A.                                                           Spain
         Nidlo B.V.                                                                     Netherlands
         Red de Television y Servicios Por Cable S.A.                                   Chile
         Societe Francaise des Communications et du Cable S.A.                          France
         Spanish Program Services, C.V.                                                 Netherlands
         Telecable de Chilpancingo, S.A. de C.V.                                        Mexico
         Telecable de Morelos, S.A. de C.V.                                             Mexico
         Telecable Mexicano, S.A. de C.V.                                               Mexico

                                       Exhibit 21.1

            SUBSIDIARIES AND RESTRICTED AFFILIATES OF THE REGISTRANT (Continued)

         Telefenua S.A.                                                                 French Polynesia
         Television Universidad de Talcia S.A.                                          Chile
         TV Max Constitucion Limitada                                                   Chile
         TV Show Brasil, S/A                                                            Brazil
         TV Cabo e Comunicacoes de Jundiai, S. A.                                         Brazil
         United Family Communications, LLC                                              Delaware
         Vision por Cable de Oaxaca, S.A. de C.V.                                       Mexico
         VTR Galaxy de Chile S.A.                                                       Chile
         VTR Hipercable, S.A.                                                           Chile
         VTR Telefonica S.A.                                                            Chile
         VTR Cable Express S.A.                                                         Chile
         VTR Cable Express (Chile) S.A.                                                 Chile
         XYZ Entertainment Pty Limited                                                  Australia
